SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.   )

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Filed by a Party other than the Registrant ☐
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☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Under Section 240.

AMERICA ONLINE LATIN AMERICA, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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AMERICA ONLINE LATIN AMERICA, INC.

6600 NORTH ANDREWS AVENUE, SUITE 400
FT. LAUDERDALE, FLORIDA 33309

November 22, 2002

Dear Stockholders:

       You are cordially invited to attend a special meeting of stockholders to be held at 2:00 p.m., local time, on Friday, December 20, 2002, at America Online Latin America, Inc.,
6600 North Andrews Avenue, Suite 500, Ft. Lauderdale, Florida.

       With this letter we are including the notice for this special meeting, the proxy statement and the proxy card. Your vote is important to us, and I look forward to seeing you on Friday, December 20th. Whether or not you plan to attend the special meeting in person, I hope you will vote as soon as possible.

Sincerely,

Charles M. Herington
President and Chief Executive Officer

YOUR VOTE IS IMPORTANT.

PLEASE RETURN YOUR PROXY PROMPTLY.

AMERICA ONLINE LATIN AMERICA, INC.

6600 NORTH ANDREWS AVENUE, SUITE 400
FT. LAUDERDALE, FLORIDA 33309

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 20, 2002

TIME:	2:00 p.m., local time
PLACE:	America Online Latin America, Inc. 6600 North Andrews Avenue, Suite 500 Ft. Lauderdale, Florida

MATTERS TO BE VOTED ON:	(1) a proposal to amend our restated certificate of incorporation to reduce (i) the number of shares of B stock that America Online, AOLTW, their wholly-owned affiliates and their employees must own to avoid a class B triggering event and (ii) the number of shares of C stock that the Cisneros Group, their wholly-owned affiliates, their employees and members of the Cisneros family must own to avoid a class C triggering event; and

(2) proposals to amend our restated certificate of incorporation to:

(A) effect a 1-for-2 reverse stock split of the issued and outstanding shares of our common stock;

(B) effect a 1-for-3 reverse stock split of the issued and outstanding shares of our common stock;

(C) effect a 1-for-5 reverse stock split of the issued and outstanding shares of our common stock;

(D) effect a 1-for-7 reverse stock split of the issued and outstanding shares of our common stock;

(E) effect a 1-for-10 reverse stock split of the issued and outstanding shares of our common stock; or

(F) effect a 1-for-15 reverse stock split of the issued and outstanding shares of our common stock.

      If the amendments are approved as stated above, we will file with the Delaware Secretary of State two separate certificates of amendment that amend our restated certificate of incorporation. The first certificate of amendment will amend our restated certificate of incorporation as set forth in proposal 1 and the second certificate of amendment will amend our restated certificate of incorporation as set forth in one of proposals 2(A) through 2(F), as determined by our board of directors (or by a committee of our board). Notwithstanding the approval of an amendment to our restated certificate of incorporation as set forth in any of proposals 2(A) through 2(F), our board of directors (or a committee of our board) may, in its sole discretion, determine not to implement any reverse stock split and, therefore, abandon all of the amendments to our restated certificate of incorporation described in proposals 2(A) through 2(F).

      We will also discuss and take action on any other business that is properly brought before the special meeting.

RECORD DATE:	You may vote at the meeting if you were a stockholder of record at the close of business on November 20, 2002, the record date. If on

November 20, 2002, your shares were held of record by a brokerage firm on your behalf or another similar organization on your behalf, you may vote at the meeting if you obtain a valid proxy card from them issued in your name.

VOTING BY PROXY:	Please return your proxy as soon as possible so that your shares can be voted at the meeting according to your instructions. For more instructions, please see the Questions and Answers beginning on page 1 of this proxy statement and the instructions on the proxy card.

By Order of the Board of Directors

David A. Bruscino
Vice President, General Counsel
and Secretary

November 22, 2002

i

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND THE SPECIAL MEETING

WHY AM I RECEIVING THESE MATERIALS?

      The board of directors of America Online Latin America, Inc. is providing these proxy materials to you in connection with a special meeting of the stockholders of AOLA, which will take place on December 20, 2002. You are invited to attend the meeting and are requested to vote on the proposals described in this proxy statement. We intend to mail this proxy statement and accompanying proxy card on or about November 22, 2002, to all stockholders of record entitled to vote at the special meeting.

      In this proxy statement, we refer to America Online Latin America, Inc. as “AOLA,” “we,” “us” or “our”. We refer to America Online, Inc., a subsidiary of AOL Time Warner Inc., as “America Online.” We refer to AOL Time Warner Inc. as “AOLTW”. The “Cisneros Group” is a name we use to describe a group of investments, joint ventures, strategic alliances and companies that are associated with two of our directors, Gustavo A. and Ricardo J. Cisneros, and trusts established primarily for the benefit of themselves and their families. Also, the terms “series B preferred stock” and “series C preferred stock” refer to our series B redeemable convertible preferred stock and series C redeemable convertible preferred stock, respectively. The term “B stock” refers to our series B preferred stock and our class B common stock collectively, and the term “C stock” refers to our series C preferred stock and our class C common stock collectively. The term “common stock” refers to our class A common stock, class B common stock and class C common stock collectively.

WHO MAY ATTEND THE MEETING?

      All of our stockholders are invited to attend, including stockholders whose shares are held by their brokerage firm or another similar organization.

WHAT INFORMATION IS CONTAINED IN THESE MATERIALS?

      The information included in this proxy statement relates to the proposals to be voted on at the special meeting, the voting process, and other information required by the Securities and Exchange Commission.

WHO IS PAYING FOR THIS PROXY SOLICITATION PROCESS?

      The enclosed proxy is solicited on behalf of our board of directors, and we are paying the entire cost of the proxy solicitation process. Copies of these materials will also be given to institutions holding our stock that is beneficially owned by others. We will reimburse these institutions for the reasonable expenses incurred in forwarding these proxy materials to stockholders who are beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other employees of AOLA. No additional compensation will be paid to directors, officers or other AOLA employees for soliciting proxies.

WHAT AM I VOTING ON?

      There are seven known matters to be voted on at the special meeting:

(1)	A proposal to amend our restated certificate of incorporation to reduce (i) the number of shares of B stock that America Online, AOLTW, their wholly-owned affiliates and their employees must own to avoid a class B triggering event and (ii) the number of shares of C stock that the Cisneros Group, their wholly-owned affiliates, their employees and members of the Cisneros family must own to avoid a class C triggering event.

(2)	Proposals to amend our restated certificate of incorporation to:

(A)	effect a 1-for-2 reverse stock split of the issued and outstanding shares of our common stock;

(B)	effect a 1-for-3 reverse stock split of the issued and outstanding shares of our common stock;

(C)	effect a 1-for-5 reverse stock split of the issued and outstanding shares of our common stock;

(D)	effect a 1-for-7 reverse stock split of the issued and outstanding shares of our common stock;

(E)	effect a 1-for-10 reverse stock split of the issued and outstanding shares of our common stock; or

(F)	effect a 1-for-15 reverse stock split of the issued and outstanding shares of our common stock.

      If the amendments are approved as stated above, we will file with the Delaware Secretary of State two separate certificates of amendment that amend our restated certificate of incorporation. The first certificate of amendment will amend our restated certificate of incorporation as set forth in proposal 1 and the second certificate of amendment will amend our restated certificate of incorporation as set forth in one of proposals 2(A) through 2(F), as determined by our board of directors (or by a committee of our board). Notwithstanding the approval of an amendment to our restated certificate of incorporation as set forth in any of proposals 2(A) through 2(F), our board of directors (or a committee of our board) may, in its sole discretion, determine not to implement any reverse stock split and, therefore, abandon all of the amendments to our restated certificate of incorporation described in proposals 2(A) through 2(F).

      The summary of the amendments to our restated certificate of incorporation contained in this proxy statement is qualified by reference to the full text of the amendments attached to this proxy statement as Appendices A through G. We urge our stockholders to read the amendments in their entirety.

      We will also discuss and take action on any other business that is properly brought before the meeting.

WHAT ARE THE BOARD OF DIRECTORS’ VOTING RECOMMENDATIONS?

      Our board of directors recommends that you vote your shares “For” each of the proposals.

      Our class A common stock has been listed on the Nasdaq SmallCap Market since June 21, 2002. On July 15, 2002, the Nasdaq staff informed us that our class A common stock had failed to maintain a minimum bid price of $1.00 over the 30 consecutive trading days prior to such date, as required to remain listed on the Nasdaq SmallCap Market. In addition, on July 29, 2002, the Nasdaq staff informed us that the aggregate market value of our class A common stock had fallen below the $35 million requirement for continued listing on the Nasdaq SmallCap Market. As a result, we considered various options to keep our class A common stock listed on the Nasdaq SmallCap Market, and determined that the only feasible alternative that could satisfy our aggregate market capitalization deficiency would be to ask America Online and the Cisneros Group to convert shares of series B and series C preferred stock into shares of class A common stock. To satisfy our minimum bid price deficiency, we are contemplating a reverse stock split as described in this proxy statement. However, if our class A common stock has an aggregate market value of at least $50 million on January 13, 2003, we would be entitled to a grace period ending on July 12, 2003 to correct the minimum bid price deficiency.

      On October 4, 2002, at a hearing before the Nasdaq listing qualifications panel, we presented Nasdaq with a plan designed to prevent our class A common stock from being delisted from the Nasdaq SmallCap Market. Our plan included a preferred stock conversion agreement that we entered into with America Online and the Cisneros Group and a reverse stock split as described in this proxy statement.

      Under the preferred stock conversion agreement, under certain conditions, America Online and the Cisneros Group had agreed to convert their shares of series B and series C preferred stock into an equal number of shares of class A common stock. These conversions were intended to help us satisfy the continued listing requirements of the Nasdaq SmallCap Market.

      On November 5, 2002, we received Nasdaq’s decision with respect to our October 4, 2002 hearing before the Nasdaq listing qualifications panel. We were granted an exception to the Nasdaq market capitalization requirement during a conditional listing period. During this period, we must comply with the $35 million market capitalization requirement for ten consecutive trading days, and also comply with the $1.00 minimum bid price requirement for a minimum of ten consecutive trading days beginning no later than January 13, 2003. Since the closing bid price of our class A common stock on November 5, 2002 was $0.70, resulting in the aggregate market value of our class A common stock exceeding the $40 million threshold in the preferred stock conversion agreement, America Online and the Cisneros Group were not obligated to, and did not, convert any shares of preferred stock.

      By converting shares of series B and series C preferred stock into class A common stock under the preferred stock conversion agreement, each of America Online and the Cisneros Group would have surrendered the high voting power and liquidation and dividend rights attached to the shares of series B and series C preferred stock that they converted. In addition, the conversions of the series B and series C preferred stock would also increase the likelihood that a “class B triggering event” or “class C triggering event” would occur given that the conversions would reduce the number of shares of B stock and C stock, as applicable, which America Online and the Cisneros Group currently own in excess of the applicable minimum ownership threshold required to avoid a class B triggering event or class C triggering event, respectively. Upon a triggering event, all of the B stock or C stock, as applicable, of the affected series and class is converted into class A common stock. To avoid having the conversions contribute to a triggering event, America Online and the Cisneros Group sought, as part of the preferred stock conversion agreement, to reduce their respective minimum ownership threshold.

      The amount of the reduction would have equaled the number of shares of class A common stock converted from series B or series C preferred stock under the preferred stock conversion agreement or in order to otherwise satisfy any Nasdaq listing requirement. Reducing the minimum number of shares of B stock and C stock required to be owned by America Online and the Cisneros Group to prevent a class B triggering event or class C triggering event, as applicable, requires us to amend the provisions of our restated certificate of incorporation. To encourage America Online and the Cisneros Group to convert their shares of series B and series C preferred stock if we request their assistance in complying with the requirements to remain listed on the Nasdaq SmallCap Market (although they are not legally obligated to do so), we are submitting the amendment described in proposal 1 of this proxy statement to our stockholders for approval, and are seeking the approval of the amendment by the votes discussed below.

      The amendment is substantially the same amendment that both America Online and the Cisneros Group sought in connection with the preferred stock conversion agreement that was previously executed. While we have not entered into a second preferred stock conversion agreement with America Online or the Cisneros Group, we could do so prior to December 20, 2002, the date of the special meeting. Nevertheless, we believe that a reduction in each of America Online’s and the Cisneros Group’s minimum ownership threshold for Nasdaq-related conversions would be a condition precedent to any such conversion, regardless of whether we enter into another agreement. In the event that the amendment described in proposal 1 of this proxy statement is implemented, the minimum number of shares of B stock and C stock required to be owned by America Online and the Cisneros Group, as applicable, to prevent a class B triggering event or a class C triggering event, whichever the case may be, will be reduced by the number of shares of B stock and C stock converted into class A common stock upon our request to satisfy Nasdaq listing requirements. Neither America Online nor the Cisneros Group is legally obligated to convert any shares of preferred stock, and neither America Online nor the Cisneros Group has indicated that they will do so to enable us to comply with the listing requirements of the Nasdaq SmallCap or National Market.

      Approving the amendment described in proposal 1 of this proxy statement may cause America Online and the Cisneros Group to become more inclined to convert shares of their series B and series C preferred stock whether or not pursuant to a new preferred stock conversion agreement because the amendment reduces the negative effects of the conversions as they relate to America Online and the Cisneros Group by lowering the number of shares of B stock and C stock required to be owned by them to avoid a class B triggering event and class C triggering event.

      We are submitting the amendments described in proposals 2(A) through 2(F) of this proxy statement to our stockholders for approval to allow us to attempt to come into compliance with the $1.00 minimum bid price requirement as set forth in the Nasdaq rules, which would assist our efforts to cause our class A common stock to remain listed on the Nasdaq SmallCap Market. Maintaining our continued listing on the Nasdaq SmallCap Market would provide our investors with greater liquidity, increase our visibility in the marketplace and give us broader access to investors. Your approval of proposals 2(A) through 2(F) of this proxy statement will assist us in our efforts to avoid having our class A common stock delisted from the Nasdaq SmallCap Market due to our failure to comply with the $1.00 minimum bid price requirement. In the event that each of proposals 2(A) through 2(F) are approved by our stockholders, our board of directors (or a committee of our board) will determine, in its sole discretion, which one proposal will be effected, if any, based on a number of factors, including market conditions, existing and expected trading prices for our class A common stock and the Nasdaq SmallCap continued listing requirements. The remaining proposals will be abandoned. Notwithstanding the approval of an amendment to our restated certificate of incorporation as set forth in any of proposals 2(A) through 2(F), our board of directors (or a committee of our board) may, in its sole discretion, determine not to implement any reverse stock split and, therefore, abandon all of the amendments to our restated certificate of incorporation described in proposals 2(A) through 2(F).

WHO CAN VOTE AT THE SPECIAL MEETING?

      Stockholders of record at the close of business on November 20, 2002 may vote at the special meeting. Also, if on November 20, 2002, your shares were held in the name of a brokerage firm on your behalf, you may vote at the special meeting if you obtain a valid proxy from them in your name. In addition to our class A common stockholders, holders of our series B and series C preferred stock will also be able to vote on all proposals at the special meeting. Shares of class A common stock are entitled to one vote per share. Holders of shares of series B and series C preferred stock are entitled to ten votes per share. As of November 1, 2002, there were 67,070,065, 121,692,431 and 111,413,994 shares of class A common stock, series B preferred stock and series C preferred stock outstanding, respectively. At the record date, November 20, 2002, there were approximately 480 stockholders of record.

WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A STOCKHOLDER OF RECORD AND AS A BENEFICIAL OWNER?

      Most of our stockholders hold their shares in an account at a brokerage firm, bank or other nominee holder, rather than holding share certificates directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record

      If on November 20, 2002 your shares were registered directly in your name with our transfer agent, EquiServe Trust Company, you are a stockholder of record who may vote at the special meeting, and we are sending these proxy materials directly to you. As the stockholder of record, you have the right to direct the voting of your shares by returning the enclosed proxy card to us or to vote in person at the meeting. Whether or not you plan to attend the meeting, please complete, date and sign the enclosed proxy card to ensure that your vote is counted.

Beneficial Owner

      If on November 20, 2002 your shares were held in an account at a brokerage firm or at a bank or other nominee holder, you are considered the beneficial owner of shares held “in street name,” and these proxy materials are being forwarded to you by your broker or nominee who is considered the stockholder of record for purposes of voting at the special meeting. As the beneficial owner, you have the right to direct your broker on how to vote your shares and to attend the special meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the meeting unless you receive a valid proxy from your brokerage firm, bank or other nominee holder. To obtain a valid proxy, you must make a special request of your brokerage firm, bank or other nominee holder. If you do not make this request, you can still vote by using the voting instruction card enclosed with this proxy statement; however, you will not be able to vote in person at the meeting.

WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?

•	We are seeking the following votes to approve proposal 1:

•	a “For” vote from the holders of a majority of the outstanding shares of class A common stock, voting separately as a class,

•	a “For” vote from the holders of a majority of the outstanding shares of series B preferred stock and series C preferred stock, each voting as a separate class, and

•	a “For” vote from the holders of 75% of the voting power of the outstanding shares of series B preferred stock and series C preferred stock, voting as one class.

•	We are seeking the following votes to approve each of proposals 2(A) through 2(F):

•	a “For” vote from the holders of a majority of the outstanding shares of class A common stock, voting separately as a class,

•	a “For” vote from the holders of a majority of the outstanding shares of series B preferred stock and series C preferred stock, each voting as a separate class, and

•	a “For” vote from the holders of 75% of the voting power of the outstanding shares of class A common stock, series B preferred stock and series C preferred stock, voting as one class.

HOW ARE THE VOTES COUNTED?

      You may vote “For,” “Against,” or “Abstain” on each of proposal 1 and proposals 2(A) through 2(F). If you abstain from voting on any of these proposals, it will have the same effect as a vote against the proposal.

WILL MY SHARES BE VOTED IF I DO NOT SIGN AND RETURN MY PROXY CARD?

      If you are a stockholder of record and you do not sign and return your proxy card, your shares will not be voted. If you are the beneficial owner and you do not sign and return your proxy card, the stockholder of record will not be able to vote your shares on your behalf. Not returning your proxy card will have the same effect as voting against all the proposals.

HOW DO I VOTE?

•	in person at the meeting, or

•	sign and date the enclosed proxy card and return it in the enclosed postage-prepaid envelope.

      The shares represented by a signed and dated proxy card or a properly completed voting instruction card will be voted in accordance with the directions given. If you return a signed and dated proxy card or voting instruction card without marking any selections, your shares will be voted “For” all seven proposals.

HOW DO I CHANGE MY VOTE?

      If you are a stockholder of record and return your proxy card, you may revoke your proxy any time before the meeting by:

•	notifying our secretary (David A. Bruscino) in writing, at our corporate headquarters, 6600 North Andrews Avenue, Suite 400, Ft. Lauderdale, Florida 33309, or

•	submitting to us a validly executed proxy with a later date, or

•	attending the special meeting and voting in person.

      If your shares are held in an account at a brokerage firm, bank, or other nominee, you should contact your brokerage firm, bank, or other nominee to change your vote.

WHO WILL COUNT THE VOTE?

      Representatives of our transfer agent, EquiServe Trust Company, will perform the initial vote count and will serve as the inspectors of the election.

WHAT DOES IT MEAN IF I GET MORE THAN ONE PROXY CARD?

      It may indicate that your shares are registered under more than one name or that you have multiple accounts in which you hold your shares. Please complete, sign and return all proxy cards to ensure that your vote is counted.

WHAT CONSTITUTES A QUORUM?

      For the special meeting to begin, a quorum of stockholders must attend the meeting, either in person or by proxy. A majority of the voting power of each group of our outstanding shares of voting stock as of November 20, 2002, entitled to vote on each of the proposals will constitute a quorum for each such proposal. If you submit a valid proxy card or attend the special meeting, you will be considered part of the quorum. However, if there is no quorum, holders of shares having a majority of the voting power of our voting stock present and represented at the meeting may adjourn the meeting to another date, time and place.

HOW CAN I FIND OUT THE RESULTS OF THE VOTING AT THE SPECIAL MEETING?

      We will announce preliminary voting results at the special meeting and publish final results in our Annual Report on Form 10-K for the period ended December 31, 2002. We will file that report with the Securities and Exchange Commission in March 2003, and you can obtain a copy by contacting our investor relations office at 954.689.3142, or the Securities and Exchange Commission at 800.SEC.0330 or www.sec.gov.

HOW DO I RAISE AN ISSUE TO BE VOTED ON AT NEXT YEAR’S ANNUAL MEETING?

      If you would like to include a proposal in the proxy statement for our annual meeting to be held in 2003, you must submit it in writing by February 28, 2003. If you would like to submit a proposal for presentation at next year’s annual meeting, but not for inclusion in the proxy statement, or if you would like to nominate a candidate for director, you must submit the proposal or nomination in writing no earlier than April 14, 2003 and no later than May 14, 2003; provided that if next year’s annual meeting of stockholders is held before July 1, 2003 or after August 30, 2003, you must submit a proposal or nomination not later than the close of business on the later of (i) the 90th day prior to the 2003 annual meeting of stockholders or (ii) the 10th day following the day on which we first publicly announce the date of the 2003 annual meeting of stockholders. Proposals not received during this period will not be voted on at the 2003 annual meeting. If a proposal is received during this period, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the Securities and Exchange Commission. All stockholder proposals should be sent to our secretary, David A. Bruscino, at our corporate headquarters, 6600 North Andrews Avenue, Suite 400, Ft. Lauderdale, Florida 33309.

HOW CAN I OBTAIN A COPY OF YOUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2001?

      You may request a copy of our 2001 Annual Report on Form 10-K for the fiscal year ended December 31, 2001, which we will provide to you without charge, by writing to our secretary, David A. Bruscino, at our corporate headquarters, 6600 North Andrews Avenue, Suite 400, Ft. Lauderdale, Florida 33309. You can also find a copy on the Internet through the Securities and Exchange Commission’s electronic data system called EDGAR at www.sec.gov.

MORE ABOUT THE PROPOSALS TO BE VOTED UPON

WHY ARE WE AMENDING OUR RESTATED CERTIFICATE OF INCORPORATION?

      The following summary of the amendments to our restated certificate of incorporation is qualified by reference to the full text of the amendments attached to this proxy statement as Appendices A through G. We urge our stockholders to read the amendments in their entirety.

History Surrounding the Potential Delisting of Our Class A Common Stock from the Nasdaq SmallCap Market

      Our class A common stock was listed on the Nasdaq National Market from the completion of our initial public offering on August 7, 2000 through June 21, 2002. On May 22, 2002, the Nasdaq staff informed us that we did not comply with Nasdaq’s $4,000,000 net tangible assets/$10,000,000 stockholders’ equity requirement as set forth in the Nasdaq rules. Thus, our continued listing on the Nasdaq National Market was in jeopardy. This requirement became applicable to us only when the closing bid price of our class A common stock fell below $3 per share during the first quarter of 2002.

      The Nasdaq staff asked us to provide a specific plan to achieve and sustain compliance with the Nasdaq National Market listing requirements prior to June 6, 2002. The Nasdaq staff also informed us that we could apply to list our securities on the Nasdaq SmallCap Market by submitting an application and paying the applicable fees. The Nasdaq SmallCap Market has less stringent listing requirements than the Nasdaq National Market. On June 7, 2002, we submitted a listing application to transfer to the Nasdaq SmallCap Market, and on June 21, 2002, our class A common stock began trading on the Nasdaq SmallCap Market.

      On July 15, 2002, the Nasdaq staff told us that we had failed to maintain a minimum bid price of $1.00 over the 30 consecutive trading days prior to such date, as required by the Nasdaq rules and, therefore, Nasdaq provided us with 180 calendar days, or until January 13, 2003, to regain compliance with this requirement. Further, on July 29, 2002, the Nasdaq staff informed us that the market value of our class A common stock (i.e., our listed securities) had fallen below the $35 million requirement for continued listing on the SmallCap Market. Nasdaq provided us with 30 calendar days, or until August 28, 2002, to regain compliance with this requirement.

      On August 29, 2002, the Nasdaq staff informed us that as a result of our inability to regain compliance with the $35 million market capitalization requirement, our class A common stock would be delisted from the Nasdaq SmallCap Market at the opening of business on September 6, 2002. On September 4, 2002, we requested an oral hearing with respect to the continued listing of our class A common stock on the Nasdaq SmallCap Market, which stayed the delisting of our class A common stock pending the decision of the Nasdaq listing qualifications panel.

      On September 10, 2002, Nasdaq informed us that the Nasdaq listing qualifications panel hearing had been scheduled for October 4, 2002. At the hearing, we presented Nasdaq with a plan designed to achieve compliance with the continued listing criteria of the Nasdaq SmallCap Market within the time periods allowed. We specifically described our plans to attempt to regain compliance with the $35 million market capitalization requirement and the alternatives that may be available to us in an attempt to regain compliance with the $1.00 minimum bid price requirement. We also discussed other relevant factors that we believe favor the continued listing of our class A common stock on the Nasdaq SmallCap Market.

      On November 5, 2002, we received Nasdaq’s decision with respect to our October 4, 2002 hearing before the Nasdaq listing qualifications panel. We were granted an exception to the Nasdaq market capitalization requirement during a conditional listing period. During this period, we must comply with the $35 million market capitalization requirement for ten consecutive trading days, and also comply with the $1.00 minimum bid price requirement for a minimum of ten consecutive trading days beginning no later than January 13, 2003. However, if the aggregate market value of our class A common stock is at least $50 million on January 13, 2003, then Nasdaq will automatically grant us until July 12, 2003 to satisfy the $1.00 minimum bid price requirement.

Why the Company Desires to Have its Class A Common Stock Remain Listed on the Nasdaq SmallCap Market

      We believe that having our class A common stock remain listed on the SmallCap Market will provide us with the following advantages:

•	Our class A common stock will have greater liquidity.

•	A listed security will give us greater access to the capital markets.

•	We will be viewed by potential operating partners and investors as having increased strength and longevity.

•	We will have greater visibility in the marketplace.

•	Once our class A common stock has been delisted from the Nasdaq SmallCap Market, it could not be listed again until (i) we again go through the process of applying for listing on the Nasdaq SmallCap Market and (ii) we meet the initial listing requirements, as opposed to the continued listing requirements. The initial listing requirements are more difficult to satisfy than the continued listing requirements.

Amendments Relating to the Potential Conversion of Series B and C Preferred Stock into Class A Common Stock

Compliance With the Market Capitalization Requirement

     Our Current Capital Structure

      Since our initial public offering in August 2000, we have had a multi-class capital structure. We have authorized and issued class A common stock, which is publicly traded and currently listed on the Nasdaq SmallCap Market. We also have authorized and issued two series of high-vote preferred stock that were issued prior to our initial public offering. All outstanding shares of our series B preferred stock are held by either America Online or AOLTW, and all outstanding shares of our series C preferred stock are held by the Cisneros Group. We also have authorized but unissued class B and class C common stock.

      The following table sets forth information with respect to our outstanding equity securities as of November 1, 2002:

			Percentage of
		Number of Shares	Total	Market
		Issued and	Number of	Capitalization by
		Outstanding	Outstanding	Class or Series
Class or Series of Stock	Holder	(in Millions)*	Shares (%)	($ in Millions)**

Series B Preferred	America Online or AOLTW	122	40.54	51.72
Series C Preferred	The Cisneros Group	111	37.12	47.35
Class B Common	None	0	0	0
Class C Common	None	0	0	0
Class A Common	Public, Banco Itaú, America Online or the Cisneros Group	67	22.34	28.50
TOTAL		300	100	127.57

*	Rounded to the nearest million.

**	This calculation is used purely for illustrative purposes given that only the class A common stock is traded publicly, and assumes that all shares are priced at $0.425 per share, the November 1, 2002 closing price of the class A common stock on the Nasdaq SmallCap Market.

      Shares of series B preferred stock are convertible into shares of class B common stock, at any time on a one-for-one basis. Shares of class B common stock are in turn convertible into class A common stock at any time on a one-for-one basis, subject to adjustments for stock splits and similar events. Likewise, shares of series C preferred stock are convertible into shares of class C common stock, which can be converted into class A common stock, in each case, at any time on a one-for-one basis, subject to adjustments for stock splits and similar events. Each of our series B and series C preferred stock has ten votes per share and special governance rights, including veto rights over certain corporate activities and the right to elect one of our two special committee members and five of our directors. In addition, holders of our series B and series C preferred stock are entitled to a 3% annual dividend. Our class A common stock has only one vote per share and no special governance or dividend rights.

      Further, if we are dissolved, liquidated or wound up, approximately $66.3 million will be distributed ratably to the holders of series B preferred stock (presently, America Online and AOLTW), before any holder of series C preferred stock is paid. The $66.3 million represents the amount that America Online invested in us through its purchase of stock under a stock purchase agreement, dated March 31, 2001. After taking into account this distribution, the series B and series C preferred stockholders will share ratably in the distribution of all of our remaining available assets until the respective liquidation preferences, together with accrued and unpaid dividends, of series B and series C preferred stock are satisfied ($2.7268 plus accrued and unpaid dividends per share of series B preferred stock and $2.7272 plus accrued and unpaid dividends per share of series C preferred stock). Only after the holders of series B preferred stock, and then the holders of series B and series C preferred stock collectively, receive these payments would any other payments be made to any other stockholders.

      Also, under our restated certificate of incorporation, we are required to redeem all shares of our preferred stock, either in cash or in shares of class A common stock, five years after the date of their initial issuance.

     Background Regarding Our Desire to Have Shares of Preferred Stock Converted into Class A Common Stock

      In the summer of 2002, we began to consider various options to maintain our continued listing on the Nasdaq Stock Market. After analyzing several alternatives to help us achieve compliance with the continued listing requirements of the Nasdaq SmallCap Market, we determined that the only feasible alternative that could satisfy our aggregate market capitalization deficiency would be for America Online and the Cisneros Group to convert shares of series B and series C preferred stock into class A common stock. We therefore decided to present this proposal to America Online and the Cisneros Group. After informal conversations with America Online and the Cisneros Group regarding the proposal, our board of directors appointed an independent committee consisting of William H. Luers and M. Brian Mulroney on September 18, 2002, because our board recognized that one or more of our principal stockholders might participate in the transaction. Following the appointment of the committee, we entered into formal negotiations with our principal stockholders.

      The independent committee met on September 23, 2002 with a member of our management and the committee’s counsel, Morris, Nichols, Arsht & Tunnell. Management discussed our failure to comply with two continued listing requirements of the Nasdaq SmallCap Market, and strategic considerations that would be important to any cure mechanism. The independent committee reviewed current capital market conditions and potential plans to allow us to satisfy the continued listing requirements of the Nasdaq SmallCap Market, including facilitating the conversion of series B and series C preferred stock into class A common stock by America Online and the Cisneros Group, respectively, and effecting a reverse stock split.

      The independent committee next met on September 27, 2002. At that meeting, the committee again met with its counsel, members of our management, our outside counsel, Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., and representatives of Merrill Lynch, Pierce, Fenner & Smith Incorporated, the committee’s financial advisor. Our management presented the proposed transaction. The committee then received a presentation from Merrill Lynch concerning the differences between our securities being listed on the Nasdaq SmallCap Market and being traded on the Over-The-Counter Bulletin Board. Merrill Lynch’s presentation also included the effect of the proposed transaction on the resulting ownership of the class A common stock, with a particular emphasis on voting control and ownership of 90% of the class, as well as the need for us to consummate a reverse stock split and the implications of effecting a reverse stock split. The independent committee thereafter agreed that management should move forward to obtain firm terms from America Online and the Cisneros Group upon which they were willing to consider converting their shares of series B and series C preferred stock. Over the next six days, the documentation of the transaction was negotiated and finalized with the participation of our counsel, the independent committee’s counsel and counsel to America Online and the Cisneros Group.

      On October 3, 2002, the independent committee met with its counsel, our outside counsel and representatives of Merrill Lynch. At that meeting, after receiving a presentation from the committee’s counsel about the proposed transaction, the committee adopted resolutions recommending that the board of directors authorize us to enter into a preferred stock conversion agreement and, upon the approval by our stockholders, effect the amendment to our restated certificate of incorporation contemplated by the preferred stock conversion agreement. The independent committee’s recommendation was based on a number of factors, including the market and financial overview of AOLA, the overview of the differences between our class A common stock being listed on the Nasdaq SmallCap Market and being traded on the Over-The-Counter Bulletin Board, the report of our management and our counsel with respect to the terms of the preferred stock conversion agreement and related documentation, the report of the independent committee’s counsel with respect to the negotiations between us and America Online and the Cisneros Group, and the outcome of the negotiation of certain terms of the transaction. On that same day, the board of directors approved the transaction.

      Since the closing bid price of our class A common stock on November 5, 2002 was $0.70, resulting in the aggregate market value of our class A common stock exceeding the $40 million threshold in the preferred stock conversion agreement, America Online and the Cisneros Group were not obligated to, and did not, convert any shares of preferred stock. Nevertheless, we are submitting the amendment described in proposal 1 of this proxy statement to our stockholders for approval so that America Online and the Cisneros Group might be more likely to convert their shares of series B and series C preferred stock if we request their assistance in complying with the requirements to remain listed on the Nasdaq SmallCap Market, although they are not legally obligated to do so.

      On November 20, 2002, the independent committee met with its counsel, our outside counsel, a representative of Merrill Lynch and our general counsel. After receiving a presentation from the committee’s counsel about the November 5, 2002 Nasdaq listing qualifications panel decision and about the status of the preferred stock conversion agreement that was previously executed, the committee adopted resolutions recommending that the board of directors approve, and recommend that our stockholders approve, the amendment described in proposal 1 of this proxy statement. The independent committee’s recommendation was based on several factors, including our current market and financial status, a review of Merrill Lynch’s September 27, 2002 presentation regarding the differences between our class A common stock being listed on the Nasdaq SmallCap Market and being traded on the Over-The-Counter Bulletin Board, and the report of our general counsel with respect to the terms of the amendment described in proposal 1 of this proxy statement.

     Description of the Effects of Approving Proposal 1

      On November 5, 2002, we received Nasdaq’s decision with respect to our October 4, 2002 hearing before the Nasdaq listing qualifications panel. We were granted an exception to the Nasdaq market capitalization requirement during a conditional listing period. During this period, we must comply with the $35 million market capitalization requirement for ten consecutive trading days, and also comply with the $1.00 minimum bid price requirement for a minimum of ten consecutive trading days beginning no later than January 13, 2003. However, if the aggregate market value of our class A common stock is at least $50 million on January 13, 2003, then Nasdaq will automatically grant us until July 12, 2003 to satisfy the $1.00 minimum bid price requirement. As part of our plan to comply with the Nasdaq continued listing requirements, we entered into a preferred stock conversion agreement with America Online and the Cisneros Group. However, since the closing bid price of our class A common stock on November 5, 2002 caused our class A common stock to have a market capitalization greater than $40 million on that date, America Online and the Cisneros Group were not obligated to, and did not, convert any shares of preferred stock.

      Approving the amendment described in proposal 1 of this proxy statement may cause America Online and the Cisneros Group to become more inclined to convert shares of their series B and series C preferred stock whether or not pursuant to a new preferred stock conversion agreement because the amendment reduces the negative effects of the conversions as they relate to America Online and the Cisneros Group by lowering the number of shares of B stock and C stock required to be owned by them to avoid a class B triggering event and class C triggering event.

      The amendment is substantially the same amendment that both America Online and the Cisneros Group sought in connection with the preferred stock conversion agreement that was previously executed. While we have not entered into a second preferred stock conversion agreement with America Online or the Cisneros Group, we could do so prior to December 20, 2002, the date of the special meeting. Nevertheless, we believe that a reduction in each of America Online’s and the Cisneros Group’s minimum ownership threshold for Nasdaq-related conversions would be a condition precedent to any such conversion, regardless of whether we enter into another agreement. In the event that the amendment described in proposal 1 of this proxy statement is implemented, the minimum number of shares of B stock and C stock required to be owned by America Online and the Cisneros Group, as applicable, to prevent a class B triggering event or a class C triggering event, whichever the case may be, will be reduced by the number of shares of B stock and C stock converted into class A common stock upon our request to satisfy Nasdaq listing requirements. Neither America Online nor the Cisneros Group is legally obligated to convert any shares of preferred stock, and neither America Online nor the Cisneros Group has indicated that they will do so to enable us to comply with the listing requirements of the Nasdaq SmallCap or National Market.

      By converting shares of series B and series C preferred stock into class A common stock, each of America Online and the Cisneros Group would surrender the high voting power and liquidation and dividend rights attached to the shares of series B and series C preferred stock that they convert. Each of our series B and series C preferred stock has ten votes per share in addition to special governance rights, including veto rights over certain corporate activities and the right to elect one of our two special committee members and five of our directors. In addition, if we are dissolved, liquidated or wound up, each share of series B preferred stock and series C preferred stock would be entitled to a liquidation preference of $2.7268 and $2.7272, respectively, plus an amount equal to accrued and unpaid dividends. The accrued and unpaid dividends currently total $20,089,087 with respect to the series B preferred stock, and $19,230,744 with respect to the series C preferred stock.

      To reduce the negative effects of any conversions as they relate to America Online and the Cisneros Group, we believe that America Online and the Cisneros Group would want to lower the number of shares of B stock and C stock required to be owned by them to avoid a class B triggering event and class C triggering event. This proposed reduction would be intended to keep each of them in the same position with respect to a triggering event after any conversion to satisfy any Nasdaq listing requirement as they were in prior to any such conversion. The amount of the reduction would equal the number of shares of class A common stock converted from series B or series C preferred stock in order to satisfy any listing requirement of the Nasdaq SmallCap or National Market. Upon a triggering event, each share of B stock or C stock, whichever the case may be, will automatically convert into shares of class A common stock thereby causing America Online and AOLTW, as the holders of the shares of B stock, or the Cisneros Group, as the holder of the shares of C stock, whichever the case may be, to lose all of the special governance rights and preferential rights attached to the preferred stock.

      There can be no assurance that America Online or the Cisneros Group will convert shares of their series B or series C preferred stock, as applicable, into class A common stock so that the aggregate market value of our class A common stock immediately after any conversion of series B or series C preferred stock will be at least $35 million (or $50 million, depending on whether we are able to, and decide to, comply with this higher market value test on January 13, 2003 thereby allowing us until July 12, 2003 to satisfy the $1.00 minimum bid price requirement). Further, if America Online and the Cisneros Group convert shares of their series B and series C preferred stock into class A common stock so that our class A common stock has an aggregate market value of at least $35 million, there can be no assurance that immediately after any such conversion the aggregate market value of our class A common stock will remain at least $35 million for any period of time. There can also be no assurance that we will be able to maintain the listing of our class A common stock on the Nasdaq SmallCap Market even if a conversion of series B or series C preferred stock into class A common stock results in at least a $35 million aggregate market value of our class A common stock for at least ten consecutive trading days in satisfaction of Nasdaq’s $35 million market capitalization requirement.

      Reducing the number of shares of B stock and C stock required to be owned by America Online and the Cisneros Group to avoid a triggering event requires us to amend the provisions of our restated certificate of incorporation. To increase the likelihood that America Online and the Cisneros Group will convert their shares of series B and series C preferred stock, respectively, we elected to submit the amendment described in proposal 1 of this proxy statement to our stockholders for approval. If our stockholders approve this amendment, then the number of shares of B stock that America Online, AOLTW, their wholly-owned affiliates and their employees must own to avoid a class B triggering event, and the number of shares of C stock that the Cisneros Group, their wholly-owned affiliates, their employees and members of the Cisneros family must own to avoid a class C triggering event will be reduced. The amount of the reduction, subject to certain limitations, will be equal to the number of shares of class A common stock issued upon the conversion of series B or series C preferred stock as a result of any written request from us to satisfy any listing requirement of the Nasdaq SmallCap or National Market. This amendment will be effective when we file the certificate of amendment to our restated certificate of incorporation attached to this proxy statement as Appendix A with the Delaware Secretary of State.

Amendments Relating to Effecting a Reverse Stock Split of Our Common Stock

Compliance With the Minimum Bid Price Requirement

      We intend to come into compliance with the minimum bid price requirement as set forth in the Nasdaq rules by effecting a reverse stock split, if necessary. On July 15, 2002, we were informed by the Nasdaq staff that we had failed to maintain a minimum bid price of $1.00 over the 30 consecutive trading days prior to such date, as required by the Nasdaq rules and, therefore, we were given 180 calendar days, or until January 13, 2003, to regain compliance with this requirement. However, if the aggregate market value of our class A common stock is at least $50 million on January 13, 2003, then Nasdaq will automatically grant us another 180 days, or until July 12, 2003, to satisfy the $1.00 minimum bid price. The board of directors believes that it is in our best interest and in the best interest of our stockholders to consummate a reverse stock split, if necessary, that would increase proportionately the bid price of our class A common stock to a price per share high enough to satisfy this Nasdaq listing requirement.

      The board of directors anticipates that one or more of the reverse stock splits of either 1-for-2, 1-for-3, 1-for-5, 1-for-7, 1-for-10 or 1-for-15 will result in a bid price for our class A common stock in excess of $1.00 per share.

      There can be no assurance, however, that the market price of our class A common stock immediately after a reverse stock split will be maintained for any period of time. Moreover, there can be no assurance that the market price of our class A common stock after a reverse stock split will adjust to reflect the exchange ratio or that the market price following a reverse stock split will either exceed or remain in excess of the current market price. There can also be no assurance that we will be able to maintain the listing of our class A common stock on the Nasdaq SmallCap Market even if a reverse stock split results in a bid price for our class A common stock that exceeds $1.00 per share for at least ten consecutive trading days.

      If our stockholders approve the amendments described in proposals 2(A) through 2(F) of this proxy statement, then the board of directors (or a committee of our board) will be authorized to effect a reverse stock split of either 1-for-2, 1-for-3, 1-for-5, 1-for-7, 1-for-10 or 1-for-15 to allow us to achieve a minimum bid price of at least $1.00. Our board of directors (or a committee of our board) may subsequently effect, in its sole discretion, only one or none of the amendments contained in proposals 2(A) through 2(F) by filing the applicable certificate of amendment to our restated certificate of incorporation with the Delaware Secretary of State. Please see Appendices B through G attached to this proxy statement.

Recommendation of the Board of Directors

      Our board of directors believes that the approval of each of these amendments to our restated certificate of incorporation as set forth in proposal 1 and proposals 2(A) through 2(F) is in our best interests and in the best interests of our stockholders, and recommends a vote “For” proposals 1 and 2(A) through 2(F).

Stockholder Vote Requirement

•	We are seeking the following votes to approve proposal 1:

•	a “For” vote from the holders of a majority of the outstanding shares of class A common stock, voting separately as a class,

•	a “For” vote from the holders of a majority of the outstanding shares of series B preferred stock and series C preferred stock, each voting as a separate class, and

•	a “For” vote from the holders of 75% of the voting power of the outstanding shares of series B preferred stock and series C preferred stock, voting as one class.

•	We are seeking the following votes to approve each of proposals 2(A) through 2(F):

•	a “For” vote from the holders of a majority of the outstanding shares of class A common stock, voting separately as a class,

•	a “For” vote from the holders of a majority of the outstanding shares of series B preferred stock and series C preferred stock, each voting as a separate class, and

•	a “For” vote from the holders of 75% of the voting power of the outstanding shares of class A common stock, series B preferred stock and series C preferred stock, voting as one class.

PROPOSALS TO BE VOTED UPON

Proposal 1

TO AMEND OUR FOURTH RESTATED CERTIFICATE OF INCORPORATION TO REDUCE (I) THE NUMBER OF SHARES OF B STOCK THAT AMERICA ONLINE, AOLTW, THEIR WHOLLY-OWNED AFFILIATES AND THEIR EMPLOYEES MUST OWN TO AVOID A CLASS B TRIGGERING EVENT AND (II) THE NUMBER OF SHARES OF C STOCK THAT THE CISNEROS GROUP, THEIR WHOLLY-OWNED AFFILIATES, THEIR EMPLOYEES AND MEMBERS OF THE CISNEROS FAMILY MUST OWN TO AVOID A CLASS C TRIGGERING EVENT

      Our restated certificate of incorporation currently states that a “class B triggering event” occurs when the outstanding shares of our B stock held by America Online, AOLTW, their wholly-owned affiliates and their employees is less than 50,929,167 shares in the aggregate, and a “class C triggering event” occurs when the outstanding shares of our C stock held by the Cisneros Group, their wholly-owned affiliates, their employees and members of the Cisneros family is less than 49,930,955 shares in the aggregate. Presently, all securities convertible into or exchangeable or exercisable for class B common stock are counted toward determining whether America Online, AOLTW, their wholly-owned affiliates and their employees hold the requisite 50,929,167 shares in aggregate (i.e., whether a class B triggering event has occurred), excluding the warrant issued to America Online dated August 7, 2000 to purchase 16,541,250 shares of B stock. In the same way, all securities convertible into or exchangeable or exercisable for class C common stock are counted toward determining whether the Cisneros Group, their wholly-owned affiliates, their employees and members of the Cisneros family hold the requisite 49,930,955 shares in aggregate (i.e., whether a class C triggering event has occurred).

      Upon a class B triggering event, each outstanding share of B stock will automatically convert into one share of class A common stock. Likewise, a class C triggering event will cause each outstanding share of C stock to automatically convert into one share of class A common stock.

      The proposed amendment to our restated certificate of incorporation reduces (i) the number of shares of B stock that America Online, AOLTW, their wholly-owned affiliates and their employees must own to avoid a class B triggering event, and (ii) the number of shares of C stock that the Cisneros Group, their wholly-owned affiliates, their employees and members of the Cisneros family must own to avoid a class C triggering event. The amount of the reduction, subject to certain conditions, will be equal to the number of shares of class A common stock issued upon the conversion of series B or series C preferred stock in accordance with a written request from us to satisfy any listing requirement of the Nasdaq SmallCap or National Market.

      However, the amendment provides that in the event that either America Online or the Cisneros Group effects a so called “short form” merger of AOLA (which could be effected only if America Online or the Cisneros Group were to own at least 90% of all of our outstanding class A common stock), the class A common stock obtained upon the conversion of series B or series C preferred stock in order to satisfy any listing requirement of the Nasdaq SmallCap or National Market, shall cease to be included in the determination of whether a triggering event has occurred.

      The occurrence of a class B or class C triggering event may be delayed as a result of this proposal. This could, in turn, prolong the existence of the current corporate governance structure. Among other things, this delay could extend the tenure of the special committee of the board of directors and could ultimately postpone the ability of the class A common stockholders to vote on amendments to provisions of our restated certificate of incorporation and by-laws that are exclusively within the domain of the holders of the B and C stock.

      The amendment to our restated certificate of incorporation relating to this proposal 1 is attached to this proxy statement as Appendix A.

Proposals 2(A) through 2(F)

     Introduction

      In Proposals 2(A) through 2(F), our stockholders are being asked to approve six different reverse stock split proposals with exchange ratios of 1-for-2, 1-for-3, 1-for-5, 1-for-7, 1-for-10 and 1-for-15, respectively. Our board of directors has duly adopted resolutions, (i) declaring the advisability of a reverse stock split, subject to stockholder approval, of either 1-for-2, 1-for-3, 1-for-5, 1-for-7, 1-for-10 or 1-for-15, and (ii) amending our restated certificate of incorporation to effect a reverse stock split, subject to stockholder approval. Our board of directors (or a committee of our board) may subsequently effect, in its sole discretion, any one or none, of the reverse stock splits approved by our stockholders.

      If approved by our stockholders, one of the six proposed reverse stock splits would become effective on any date selected by our board of directors (or by a committee of our board) prior to our next annual meeting of stockholders. Our board of directors (or a committee of our board) may only effect one of the six proposed reverse stock splits. Our board’s (or a committee of our board’s) decision will be based on a number of factors, including market conditions, existing and expected trading prices for our class A common stock and the Nasdaq SmallCap continued listing requirements. If our board (or a committee of our board) elects to effect one of the six reverse stock splits, at the effective time of the split, the other proposals approved by the stockholders will be abandoned, without any further effect. Moreover, our board of directors (or a committee of our board) reserves the right, even after stockholder approval, to forego or postpone effecting a reverse stock split if such action is determined not to be in our best interests and the best interests of our stockholders. If none of the reverse stock splits duly adopted by the stockholders is subsequently implemented by our board of directors (or by a committee of our board) and effected prior to the next annual meeting of stockholders, all such proposals will be abandoned, without any further effect.

      If our board (or a committee of our board) implements a reverse stock split prior to the next annual meeting of stockholders, it intends to effect a split that will satisfy Nasdaq’s $1.00 minimum bid price requirement, based on the closing bid price of our class A common stock on the Nasdaq SmallCap Market. Contingent on approval by the requisite vote of our stockholders and thereafter implementation by our board of directors (or by a committee of our board), upon the filing of a certificate of amendment to our restated certificate of incorporation with the Delaware Secretary of State, the reverse stock split will be effective.

     Principal Effects of a Reverse Stock Split

      If any of the six proposed reverse stock splits is approved by our stockholders at the special meeting and our board of directors (or a committee of our board) elects to effect one of those splits prior to the next annual meeting of stockholders, then each share of our common stock outstanding as of the record date chosen by the board (or by a committee of our board) will, immediately and automatically be changed, as of the effective date of the reverse stock split, into either one half (1/2), one third (1/3), one fifth (1/5), one seventh (1/7), one tenth (1/10) or one fifteenth (1/15) of a share of our common stock. In addition, the number of shares of our common stock subject to outstanding options, warrants and other convertible securities issued by us will be reduced by a factor of either two, three, five, seven, ten or fifteen and the exercise or conversion price thereof will be proportionately increased by a factor of either two, three, five, seven, ten or fifteen. No fractional shares of our common stock will be issued in connection with a reverse stock split. Holders of our common stock that would otherwise receive a fractional share of our common stock pursuant to a reverse stock split will receive cash in lieu of the fractional share as explained more fully below. The par value of our common stock will remain unchanged at $.01 per share, and the number of authorized shares of our common stock will also remain unchanged.

      If any of the six proposed reverse stock splits is approved at the special meeting and our board of directors (or a committee of our board) elects to effect one of those splits prior to the next annual meeting of stockholders, our board of directors (or a committee of our board) will fix a record date for the determination of shares of common stock subject to the split. As of the date of this proxy statement, neither our board of directors nor a committee of our board has fixed a record date for a reverse stock split. As of November 20, 2002, the record date for the special meeting, there were 67,070,065 shares of our class A common stock issued and outstanding, and no shares of class B or class C common stock issued and outstanding. If additional shares of our common stock are issued or repurchased, the actual number of shares issued and outstanding before and after a reverse stock split will increase or decrease accordingly. Except for the issuance of shares of our class A or class B common stock under a warrant held by America Online and the issuance of options to purchase shares of our class A common stock under our 2000 stock option plan, we have no current plans, agreements or arrangements to issue any additional shares of common stock. However, the issuance of additional shares of common stock, or the right to purchase common stock, could:

•	decrease the amount of earnings and assets available for distribution to current stockholders; or

•	adversely affect the rights and powers, including voting rights, of our outstanding capital stock.

      Because a reverse stock split will apply to all issued and outstanding shares of our common stock and outstanding rights to purchase our common stock or to convert other securities into our common stock, a reverse stock split will not alter the relative rights and preferences of existing stockholders. Because the number of authorized shares of our common stock would remain unchanged, the applicable certificate of amendment to our restated certificate of incorporation will, however, effectively increase the number of shares of our common stock available for future issuances by our board of directors.

      If any of the six proposed reverse stock splits is approved at the special meeting and our board of directors (or a committee of our board) elects to effect one of those splits prior to the next annual meeting of stockholders, then some stockholders may own less than one hundred shares of our common stock. A purchase or sale of less than one hundred shares (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own less than one hundred shares of our common stock following a reverse stock split may be required to pay higher transaction costs should they then determine to sell their shares.

      Stockholders have no right under Delaware law or our restated certificate of incorporation or by-laws to dissent from the reverse stock split or to dissent from the payment of cash in lieu of issuing fractional shares.

     Cash Payment in Lieu of Fractional Shares

      If any of the six reverse stock splits are approved at the special meeting and our board of directors (or a committee of our board) elects to effect one of those splits prior to the next annual meeting of stockholders, no fractional shares will be issued. Instead of any fractional shares to which a holder of our common stock would otherwise be entitled as a result of the reverse stock split, we will pay cash equal to such fractional share multiplied by the closing price of our class A common stock on the Nasdaq SmallCap Market or the Over-The-Counter Bulletin Board, as applicable (as adjusted to reflect the reverse stock split), on the date that the certificate of amendment to our restated certificate of incorporation relating to one of proposals 2(A) through 2(F) is filed with the Delaware Secretary of State.

     Federal Income Tax Consequences

      The following description of the material federal income tax consequences of a reverse stock split is based on the Internal Revenue Code of 1986, as amended, applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices as in effect on the date of this proxy statement. Changes to the laws could alter the tax consequences described below, possibly with retroactive effect. We have not sought nor will we seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of a reverse stock split. This discussion is for general information only and does not discuss the tax consequences that may apply to special classes of taxpayers (e.g., non-resident aliens, broker/dealers or insurance companies). The state and local tax consequences of a reverse stock split may vary significantly as to each stockholder, depending upon the jurisdiction in which such stockholder resides. Stockholders are urged to consult their own tax advisors to determine the particular consequences to them.

      In general, the federal income tax consequences of a reverse stock split will vary among stockholders depending upon whether they receive cash for fractional shares or solely a reduced number of shares of common stock in exchange for their old shares of common stock. We believe that because a reverse stock split is not part of a plan to periodically increase a stockholder’s proportionate interest in our assets or earnings and profits, a reverse stock split will likely have the following federal income tax effects:

•	A stockholder who receives solely a reduced number of shares of our common stock will not recognize gain or loss. In the aggregate, such a stockholder’s basis in the reduced number of shares of our common stock will equal the stockholder’s basis in its old shares of our common stock.

•	A stockholder who receives cash in lieu of a fractional share as a result of a reverse stock split will generally be treated as having received the payment as a distribution in redemption of the fractional share, as provided in Section 302(a) of the Internal Revenue Code, which distribution will be taxed to the stockholder as a sale or exchange of the fractional share. Generally, a stockholder receiving such a payment should recognize gain or loss equal to the difference, if any, between the amount of cash received and the stockholder’s basis allocated to such fractional share. In the aggregate, such a stockholder’s basis in the reduced number of shares of our common stock will equal the stockholder’s basis in its old shares of our common stock decreased by the basis allocated to the fractional share that was deemed exchanged for cash.

•	We will not recognize any gain or loss as a result of a reverse stock split.

Proposal 2(A)

TO AMEND OUR FOURTH RESTATED CERTIFICATE OF INCORPORATION TO EFFECT A 1-FOR-2 REVERSE STOCK SPLIT OF THE ISSUED AND OUTSTANDING SHARES OF OUR COMMON STOCK

      In this Proposal 2(A), our stockholders are being asked to authorize our board of directors (or a committee of our board), in its sole discretion, to amend our restated certificate of incorporation to effect a 1-for-2 reverse stock split of our issued and outstanding common stock at any time prior to the next annual meeting of stockholders.

      If the proposed 1-for-2 reverse stock split is approved at the special meeting, our board of directors (or a committee of our board) may, in its sole discretion, at any time prior to the next annual meeting of stockholders, authorize the filing of an amendment to our restated certificate of incorporation effecting the 1-for-2 reverse stock split in the form attached to this proxy statement asAppendix B with the Secretary of State of the State of Delaware. Notwithstanding the approval of the 1-for-2 reverse stock split at the special meeting, our board of directors (or a committee of our board) may, in its sole discretion, determine not to implement the 1-for-2 reverse stock split.

Proposal 2(B)

TO AMEND OUR FOURTH RESTATED CERTIFICATE OF INCORPORATION TO EFFECT A 1-FOR-3 REVERSE STOCK SPLIT OF THE ISSUED AND OUTSTANDING SHARES OF OUR COMMON STOCK

      In this Proposal 2(B), our stockholders are being asked to authorize our board of directors (or a committee of our board), in its sole discretion, to amend our restated certificate of incorporation to effect a 1-for-3 reverse stock split of our issued and outstanding common stock at any time prior to the next annual meeting of stockholders.

      If the proposed 1-for-3 reverse stock split is approved at the special meeting, our board of directors (or a committee of our board) may, in its sole discretion, at any time prior to the next annual meeting of stockholders, authorize the filing of an amendment to our restated certificate of incorporation effecting the 1-for-3 reverse stock split in the form attached to this proxy statement asAppendix C with the Secretary of State of the State of Delaware. Notwithstanding the approval of the 1-for-3 reverse stock split at the special meeting, our board of directors (or a committee of our board) may, in its sole discretion, determine not to implement the 1-for-3 reverse stock split.

Proposal 2(C)

TO AMEND OUR FOURTH RESTATED CERTIFICATE OF INCORPORATION TO EFFECT A 1-FOR-5 REVERSE STOCK SPLIT OF THE ISSUED AND OUTSTANDING SHARES OF OUR COMMON STOCK

      In this Proposal 2(C), our stockholders are being asked to authorize our board of directors (or a committee of our board), in its sole discretion, to amend our restated certificate of incorporation to effect a 1-for-5 reverse stock split of our issued and outstanding common stock at any time prior to the next annual meeting of stockholders.

      If the proposed 1-for-5 reverse stock split is approved at the special meeting, our board of directors (or a committee of our board) may, in its sole discretion, at any time prior to the next annual meeting of stockholders, authorize the filing of an amendment to our restated certificate of incorporation effecting the 1-for-5 reverse stock split in the form attached to this proxy statement asAppendix D with the Secretary of State of the State of Delaware. Notwithstanding the approval of the 1-for-5 reverse stock split at the special meeting, our board of directors (or a committee of our board) may, in its sole discretion, determine not to implement the 1-for-5 reverse stock split.

Proposal 2(D)

TO AMEND OUR FOURTH RESTATED CERTIFICATE OF INCORPORATION TO EFFECT A 1-FOR-7 REVERSE STOCK SPLIT OF THE ISSUED AND OUTSTANDING SHARES OF OUR COMMON STOCK

      In this Proposal 2(D), our stockholders are being asked to authorize our board of directors (or a committee of our board), in its sole discretion, to amend our restated certificate of incorporation to effect a 1-for-7 reverse stock split of our issued and outstanding common stock at any time prior to the next annual meeting of stockholders.

      If the proposed 1-for-7 reverse stock split is approved at the special meeting, our board of directors (or a committee of our board) may, in its sole discretion, at any time prior to the next annual meeting of stockholders, authorize the filing of an amendment to our restated certificate of incorporation effecting the 1-for-7 reverse stock split in the form attached to this proxy statement asAppendix E with the Secretary of State of the State of Delaware. Notwithstanding the approval of the 1-for-7 reverse stock split at the special meeting, our board of directors (or a committee of our board) may, in its sole discretion, determine not to implement the 1-for-7 reverse stock split.

Proposal 2(E)

TO AMEND OUR FOURTH RESTATED CERTIFICATE OF INCORPORATION TO EFFECT A 1-FOR-10 REVERSE STOCK SPLIT OF THE ISSUED AND OUTSTANDING SHARES OF OUR COMMON STOCK

      In this Proposal 2(E), our stockholders are being asked to authorize our board of directors (or a committee of our board), in its sole discretion, to amend our restated certificate of incorporation to effect a 1-for-10 reverse stock split of our issued and outstanding common stock at any time prior to the next annual meeting of stockholders.

      If the proposed 1-for-10 reverse stock split is approved at the special meeting, our board of directors (or a committee of our board) may, in its sole discretion, at any time prior to the next annual meeting of stockholders, authorize the filing of an amendment to our restated certificate of incorporation effecting the 1-for-10 reverse stock split in the form attached to this proxy statement asAppendix F with the Secretary of State of the State of Delaware. Notwithstanding the approval of the 1-for-10 reverse stock split at the special meeting, our board of directors (or a committee of our board) may, in its sole discretion, determine not to implement the 1-for-10 reverse stock split.

Proposal 2(F)

TO AMEND OUR FOURTH RESTATED CERTIFICATE OF INCORPORATION TO EFFECT A 1-FOR-15 REVERSE STOCK SPLIT OF THE ISSUED AND OUTSTANDING SHARES OF OUR COMMON STOCK

      In this Proposal 2(F), our stockholders are being asked to authorize our board of directors (or a committee of our board), in its sole discretion, to amend our restated certificate of incorporation to effect a 1-for-15 reverse stock of our issued and outstanding common stock split at any time prior to the next annual meeting of stockholders.

      If the proposed 1-for-15 reverse stock split is approved at the special meeting, our board of directors (or a committee of our board) may, in its sole discretion, at any time prior to the next annual meeting of stockholders, authorize the filing of an amendment to our restated certificate of incorporation effecting the 1-for-15 reverse stock split in the form attached to this proxy statement asAppendix G with the Secretary of State of the State of Delaware. Notwithstanding the approval of the 1-for-15 reverse stock split at the special meeting, our board of directors (or a committee of our board) may, in its sole discretion, determine not to implement the 1-for-15 reverse stock split.

STOCK OWNERSHIP OF BENEFICIAL OWNERS, DIRECTORS AND MANAGEMENT

      The following table provides information regarding the ownership of our class A common stock as of November 1, 2002 by:

•	Our named executive officers (“named executive officer” refers to our chief executive officer and to our four most highly paid executive officers who earned more than $100,000 in the fiscal year ended December 31, 2001, and who were employed by us on December 31, 2001);

•	each director;

•	all current directors and executive officers as a group; and

•	each stockholder known by us to own beneficially more than 5% of our class A common stock.

      For purposes of calculating the number and percentage of outstanding shares held by each holder named below, any shares which that holder has the right to acquire within 60 days of November 1, 2002 are considered to be outstanding, but shares which may be similarly acquired by other holders are not considered to be outstanding.

      We believe that the stockholders named in this table have the sole voting and investment power for all shares of the class A common stock shown to be beneficially owned by them based on information they have provided to us, with the following exceptions:

•	The Cisneros Group’s shares are owned by Aspen Investments LLC and Atlantis Investments LLC, companies within the Cisneros Group of companies. Aspen Investments LLC is indirectly beneficially owned by a trust established by Gustavo A. Cisneros primarily for the benefit of himself and/or members of his family, and Atlantis Investments LLC is indirectly beneficially owned by a trust established by Ricardo J. Cisneros primarily for the benefit of himself and/or members of his family. Aspen Investments LLC and Gustavo A. Cisneros disclaim beneficial ownership of the shares of AOLA owned by Atlantis Investments LLC or Ricardo J. Cisneros. Atlantis Investments LLC and Ricardo J. Cisneros disclaim beneficial ownership of the shares of AOLA owned by Aspen Investments LLC or Gustavo A. Cisneros.

•	A total of 216,666 shares originally issued to the Cisneros Group consist of shares of series C preferred stock held by the children of Gustavo A. Cisneros. These shares are subject to a voting agreement allowing Aspen Investments LLC to vote the shares. The voting agreement terminates if the series C preferred shares are transferred by the children in the future or if the shares are converted into shares of our class A common stock.

•	A total of 288,888 shares originally issued to the Cisneros Group consist of shares of series C preferred stock held by the children of Ricardo J. Cisneros. These shares are subject to a voting agreement allowing Atlantis Investments LLC to vote the shares. The voting agreement terminates if the series C preferred shares are transferred by the children in the future or if the shares are converted into shares of our class A common stock.

•	America Online’s and AOLTW’s shares include 300,000 shares of class A common stock issuable upon exercise of options held by employees of America Online and AOLTW, who are also current directors of AOLA. Although such employees are the record holders of their respective options, America Online and AOLTW hold or share disposition power with respect to all of the shares of the class A common stock underlying the options.

      The address for America Online is 22000 AOL Way, Dulles, Virginia 20166. The address for AOLTW is 75 Rockefeller Plaza, New York, New York 10019. The address for the stockholders affiliated with the Cisneros Group is c/o Finser Corporation, 550 Biltmore Way, Suite 900, Coral Gables, Florida 33134. The address for Banco Itaú is Rua Boa Vista 176, Sao Paulo, Brazil. The address for Capital Research and Management Company is 333 South Hope Street, Los Angeles, California 90071.

	Shares of
	Class A Common Stock
	Beneficially Owned

Beneficial Owner	Number		Percent

Executive Officers and Directors
Charles M. Herington	1,076,666	(1)	1.58%
Javier Aguirre	223,000	(2)	0.33%
Gustavo Benejam	272,500	(3)	0.40%
Peter E. Blacker	62,500	(4)	0.09%
Eric G. Hoyt	125,000	(5)	0.19%
Steven I. Bandel	640,593	(6)	0.95%
Janice Brandt	60,000	(7)	0.09%
Gustavo A. Cisneros	57,730,886	(8)(14)	47.01%
Ricardo J. Cisneros	57,803,108	(9)(14)	47.04%
J. Michael Kelly, Jr.	60,000	(7)	0.09%
Michael Lynton	60,000	(7)	0.09%
Robert S. O’Hara, Jr.	68,000	(10)	0.10%
Cristina Pieretti	457,748	(11)	0.68%

	Shares of
	Class A Common Stock
	Beneficially Owned

Beneficial Owner	Number		Percent

Joseph A. Ripp	60,000	(7)	0.09%
Gerald Sokol, Jr.	60,000	(7)	0.09%
Vernon E. Jordan, Jr.	60,000	(10)	0.09%
William H. Luers	62,350	(10)	0.09%
M. Brian Mulroney	60,000	(10)	0.09%
All current executive officers and directors as a group — 19 persons	119,727,947		65.86%
Five Percent Stockholders
America Online, Inc.	136,851,706	(12)(14)	68.45%
AOL Time Warner Inc.	164,829,483	(12)(14)(15)	72.33%
Aspen Investments LLC	57,730,886	(8)(14)	47.01%
Atlantis Investments LLC	57,803,108	(9)(14)	47.04%
Banco Itaú S.A.	35,937,840	(13)(14)	53.58%
Capital Research and Management Company	5,270,000	(16)	7.86%

(1)	Consists of 10,000 shares of class A common stock and options to purchase 1,066,666 shares of class A common stock, which are exercisable within 60 days of November 1, 2002.

(2)	Consists of options to purchase 223,000 shares of class A common stock, which are exercisable within 60 days of November 1, 2002.

(3)	Consists of 10,000 shares of class A common stock and options to purchase 262,500 shares of class A common stock, which are exercisable within 60 days of November 1, 2002.

(4)	Consists of options to purchase 62,500 shares of class A common stock, which are exercisable within 60 days of November 1, 2002.

(5)	Consists of options to purchase 125,000 shares of class A common stock, which are exercisable within 60 days of November 1, 2002.

(6)	Consists of options to purchase 60,000 shares of class A common stock granted to each of our directors, which are exercisable as of the date granted, and 580,593 shares of class A common stock.
(7)	Consists of options to purchase 60,000 shares of class A common stock, which are exercisable as of the date granted. Under AOLTW’s and America Online’s conflicts of interests standards, Janice Brandt, J. Michael Kelly, Michael Lynton, Joseph A. Ripp and Gerald Sokol, Jr., each a member of our board as well as an employee of AOLTW or America Online, must transfer the economic benefit of their options to AOLTW or America Online, as applicable.

(8)	Consists of the following as of November 1, 2002: (a) 2,000,000 shares of class A common stock, (b) 55,670,886 shares of series C preferred stock, which includes 216,666 shares owned by the children of Gustavo A. Cisneros as to which Aspen Investments LLC has voting power and (c) currently exercisable options to purchase 60,000 shares of class A common stock. Shares of series C preferred stock are convertible into AOLA’s class C common stock at any time, on a one-share-for-one-share basis, and the class C common stock is convertible into class A common stock at any time, on a one-share-for-one-share basis. Adding all these shares, as of November 1, 2002, Gustavo A. Cisneros, either directly or through Aspen Investments LLC, beneficially owned a total of 57,730,886 shares of class A common stock.

(9)	Consists of the following as of November 1, 2002: (a) 2,000,000 shares of class A common stock, (b) 55,743,108 shares of series C preferred stock, which includes 288,888 shares owned by the children of Ricardo J. Cisneros as to which Atlantis has voting power and (c) currently exercisable options to purchase 60,000 shares of class A common stock. Shares of series C preferred stock are convertible into AOLA’s class C common stock at any time, on a one-share-for-one-share basis, and class C common stock is convertible into class A common stock at any time, on a one-share-for-one-share basis. Adding all these shares, as of November 1, 2002, Ricardo J. Cisneros, either directly or through Atlantis Investments LLC, beneficially owned a total of 57,803,108 shares of class A common stock.

(10)	Includes options to purchase 60,000 shares of class A common stock granted to each of our directors, which are exercisable as of the date granted.
(11)	Consists of options to purchase 60,000 shares of class A common stock granted to each of our directors, which are exercisable as of the date granted, and 397,248 shares of class A common stock. Also includes 500 shares of class A common stock held in accounts for which Ms. Pieretti’s husband is a cosignatory. Ms. Pieretti disclaims beneficial ownership of these 500 shares.

(12)	Consists of the following as of November 1, 2002: (a) 4,000,000 shares of class A common stock, (b) 116,010,456 shares of series B preferred stock, (c) currently exercisable options to purchase 300,000 shares of class A common stock held by certain current directors of AOLA, and (d) 16,541,250 shares of class A common stock issuable pursuant to a warrant held by America Online. Shares of series B preferred stock are convertible into AOLA’s class B common stock at any time, on a one-share-for-one-share basis, and such class B common stock is convertible into class A common stock at any time, on a one-share-for-one-share basis. Adding all of these shares, as of November 1, 2002, America Online beneficially owned a total of 136,851,706 shares of class A common stock. AOLTW, the parent company of America Online, may be deemed jointly to beneficially own all these shares.

(13)	Consists of class A common stock.

(14)	Under Rule 13d-5(b)(1) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to the extent a “group” is deemed to exist by virtue of the following agreements involving America Online, AOLTW and the Cisneros Group: a stockholders’ agreement, as amended, and an AOLTW/ America Online-Cisneros registration rights agreement, as amended, America Online and AOLTW may be deemed to have beneficial ownership, under Sections 13(d) and 13(g) of the Exchange Act, of all of the equity securities of AOLA beneficially owned by entities within the Cisneros Group and each of Gustavo A. Cisneros and Ricardo J. Cisneros, and vice versa. Under Rule 13d-5(b)(1) promulgated under the Exchange Act, to the extent a “group” is deemed to exist by virtue of a Banco Itaú registration rights and stockholders’ agreement, America Online and AOLTW, on the one hand, and Banco Itaú, on the other hand, may be deemed to have beneficial ownership, for purposes of Sections 13(d) and 13(g) of the Exchange Act, of all of the equity securities of AOLA beneficially owned by Banco Itaú, and vice versa. Each of (1) America Online and AOLTW, (2) the entities within the Cisneros Group and Gustavo A. Cisneros and Ricardo J. Cisneros, and (3) Banco Itaú, respectively, disclaims beneficial ownership of any AOLA securities directly or indirectly beneficially owned by the other.

(15)	Consists of the following as of November 1, 2002: (a) 4,000,000 shares of class A common stock held by America Online, (b) 116,010,456 shares of series B preferred stock held by America Online, (c) currently exercisable options to purchase 300,000 shares of class A common stock held by certain current directors of AOLA, (d) 16,541,250 shares of class A common stock issuable pursuant to a warrant held by America Online, (e) 22,295,802 shares of series B preferred stock issuable upon conversion of $80.8 million in principal amount in senior convertible notes held by AOLTW, and (f) 5,681,975 shares of Series B preferred stock held by AOLTW. Shares of series B preferred stock are convertible into AOLA’s class B common stock at any time, on a one-share-for-one-share basis, and such class B common stock is convertible into class A common stock at any time, on a one-share-for-one- share basis. Adding all of these shares, as of October 1, 2002, AOL Time Warner Inc. beneficially owned a total of 164,829,483 shares of class A common stock.

(16)	Pursuant to an Amendment No. 1 to a certain Schedule 13G filed with the Securities and Exchange Commission on February 11, 2002, Capital Research and Management Company, an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, is deemed to be the beneficial owner of 5,270,000 shares of our class A common stock as a result of acting as an investment adviser to various investment companies under Section 8 of the Investment Company Act of 1940.

OTHER MATTERS

      The board of directors knows of no other matters that will be presented for consideration at the special meeting. If any other matters are properly brought before the meeting, it is the intention of the board of directors to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

David A. Bruscino
Secretary

November 22, 2002

APPENDIX A

CERTIFICATE OF AMENDMENT OF

FOURTH RESTATED CERTIFICATE OF INCORPORATION
OF
AMERICA ONLINE LATIN AMERICA, INC.

It is hereby certified that:

      1. The name of the corporation (hereinafter called the “Corporation”) is America Online Latin America, Inc.

      2. The Fourth Restated Certificate of Incorporation of the Corporation filed on August 6, 2002 is hereby amended by:

      (A) striking out Clause (b)(iii)(C) of Article FOURTH thereof and by substituting in lieu of said Clause (b)(iii)(C) of said Article the following new Clause:

“(C) If at any time AOL, its Wholly Owned Affiliates and its Employees own less than 50,929,167 (the “Class B Trigger Amount”) shares of Class B Common Stock in the aggregate (including shares of Class B Common Stock issuable directly or indirectly upon conversion, exercise or exchange of (i) then outstanding shares of any Series B Preferred Stock, (ii) then outstanding 11% Senior Convertible Notes (the “Initial Notes”) issued under the Note Purchase Agreement dated as of March 8, 2002 between the Corporation and AOLTW (as amended, supplemented, or modified or restated from time to time (the “Note Purchase Agreement”)) or 11% Senior Convertible Notes issued as interest on the Initial Notes or any other 11% Senior Convertible Notes (collectively, the “PIK Notes”; together with the Initial Notes, the “Notes”), or (iii) any other securities convertible into or exchangeable or exercisable for, directly or indirectly, Class B Common Stock (other than the warrant issued to AOL dated August 7, 2000 to purchase 16,541,250 shares of Series B Preferred Stock, but including any shares, directly or indirectly issued upon the exercise thereof), and as adjusted to negate any reduction in the number of shares of Class B Common Stock and/or Series B Preferred Stock owned by AOL resulting from the admission of a Strategic Partner approved by the Special Committee pursuant to Article FIFTH, Clause (d) and equitably adjusted for any stock split, stock dividend, reverse stock split, reclassification or similar transaction) (a “Class B Triggering Event”), then each share of Class B Common Stock then issued and outstanding, including shares issuable upon the conversion of Series B Preferred Stock in connection with the occurrence of the Class B Triggering Event, shall thereupon be converted automatically as of such date into one (1) fully paid and non-assessable share of Class A Common Stock. Notwithstanding the foregoing, the Class B Trigger Amount shall be reduced by the number equal to (X) the number of shares of Class A Common Stock converted from Series B Preferred Stock after, and in accordance with, written notice from the Corporation to AOL, in order to meet any initial listing or continued listing requirements of the NASDAQ SmallCap Market or the NASDAQ National Market, minus (Y) the positive number, if any, equal to (I) the number of shares of Class A Common Stock transferred by AOL (or any Wholly Owned Affiliate of AOL) to any Person other than AOL or a Wholly Owned Affiliate of AOL (not including any pledge, hypothecation or other similar financing transaction of Class A Common Stock by AOL or any Wholly Owned Affiliate of AOL so long as AOL or such Wholly Owned Affiliate continues to have the sole and exclusive authority and right to vote the shares subject to such pledge, hypothecation or other financing transaction) minus (II) the aggregate number of shares of Class A Common Stock acquired by AOL at any time (including such shares owned on [effective date of amendment]) other than through the conversion of Series B Preferred Stock; provided, however, that at no time shall the Class B Trigger Amount exceed 50,929,167 (equitably adjusted for any stock split, stock dividend, reverse stock split, reclassification or similar transaction); provided, further, that any shares of Class A Common Stock owned by a Wholly Owned Affiliate of AOL that ceases to be a Permitted Transferee of AOL shall also be included in the calculation of the number established by such clause (Y)(I). Notwithstanding the foregoing, if any Person files a Certificate of Ownership and Merger pursuant to Section 253 of the GCL causing such

Person to merge with or into the Corporation, then immediately prior to the effectiveness of such merger, the adjustment to the Class B Trigger Amount provided for in the foregoing sentence shall be of no force or effect; provided, however, that the adjustment to the Class B Trigger Amount made pursuant to the foregoing sentence shall be equitably adjusted for any stock split, stock dividend, reverse stock split, reclassification or similar transaction. Upon the determination by the Corporation that such automatic conversion has occurred, notice of such automatic conversion shall be given by the Corporation as soon as practicable thereafter by means of a press release and written notice to all holders of Class B Common Stock, and the Secretary of the Corporation shall be instructed to, and shall promptly, request from each holder of Class B Common Stock that each such holder promptly deliver, and each such holder shall promptly deliver, the certificate representing each such share of Class B Common Stock to the Corporation for exchange hereunder, together with instruments of transfer, in form satisfactory to the Corporation and the Transfer Agent, duly executed by such holder or such holder’s duly authorized attorney, and together with transfer tax stamps or funds therefor, if required pursuant to Article FOURTH, Clause (b)(iii)(H) below. The Corporation, shall, upon the written request at any time by AOL or any Wholly Owned Affiliate of AOL, furnish or cause to be furnished to AOL or such Wholly Owned Affiliate a certificate setting forth the Class B Trigger Amount at such time and the calculation required by this Article FOURTH Clause (b)(iii)(C) upon which the then current Class B Trigger Amount was determined. Effective upon a Class B Triggering Event, the term of any then serving Class B Directors shall terminate, and the size of the Board and any committee of the Board on which any such director serves shall be decreased by the number of Class B Directors then serving thereon.”

      (B) striking out Clause (b)(iii)(D) of Article FOURTH thereof and by substituting in lieu of said Clause (b)(iii)(D) of said Article the following new Clause:

“(D) If at any time ODC, its Wholly Owned Affiliates, members of the Cisneros Family and ODC Employees own less than 49,930,955 (the “Class C Trigger Amount”) shares of Class C Common Stock in the aggregate (including shares of Class C Common Stock issuable directly or indirectly upon conversion, exercise or exchange of (i) then outstanding shares of Series C Preferred Stock, or (ii) any other securities convertible into or exchangeable or exercisable for, directly or indirectly, Class C Common Stock, and as adjusted to negate any reduction in the number of shares of Class C Common Stock and/or Series C Preferred Stock owned by ODC resulting from the admission of a Strategic Partner approved by the Special Committee pursuant to Article FIFTH, Clause (d) and equitably adjusted for any stock split, stock dividend, reverse stock split, reclassification or similar transaction) (a “Class C Triggering Event”), then each share of Class C Common Stock then issued and outstanding, including shares issuable upon the conversion of Series C Preferred Stock in connection with the occurrence of the Class C Triggering Event, shall thereupon be converted automatically as of such date into one (1) fully paid and non-assessable share of Class A Common Stock. Notwithstanding the foregoing, the Class C Trigger Amount shall be reduced by the number equal to (X) the number of shares of Class A Common Stock converted from Series C Preferred Stock after, and in accordance with, written notice from the Corporation to ODC, in order to meet any initial listing or continued listing requirements of the NASDAQ SmallCap Market or the NASDAQ National Market, minus (Y) the positive number, if any, equal to (I) the number of shares of Class A Common Stock transferred by ODC (or any Wholly Owned Affiliate of ODC) to any Person other than ODC or a Wholly Owned Affiliate of ODC (not including any pledge, hypothecation or other similar financing transaction of Class A Common Stock by ODC or any Wholly Owned Affiliate of ODC so long as ODC or such Wholly Owned Affiliate of ODC continues to have the sole and exclusive authority and right to vote the shares subject to such pledge, hypothecation or other financing transaction) minus (II) the aggregate number of shares of Class A Common Stock acquired by ODC at any time (including shares owned on [effective date of amendment]) other than through the conversion of Series C Preferred Stock; provided, however, that at no time shall the Class C Trigger Amount exceed 49,930,955 (equitably adjusted for any stock split, stock dividend, reverse stock split, reclassification or similar transaction); provided, further, that any shares of Class A Common Stock owned by a Wholly Owned Affiliate of ODC that ceases to be a Permitted Transferee of ODC shall also be included in the calculation of the number established by such clause (Y)(I). Notwithstanding the foregoing, if any Person files a Certificate of Ownership and Merger pursuant to Section 253 of the GCL causing such Person to merge with or into the Corporation, then immediately prior to the effectiveness of such merger, the adjustment to the Class C Trigger Amount provided for in the foregoing sentence shall be of no force or effect; provided, however, that the adjustment to the Class C Trigger Amount made pursuant to the foregoing sentence shall be equitably adjusted for any stock split, stock dividend, reverse stock split, reclassification or similar transaction. Upon the determination by the Corporation that such automatic conversion has occurred, notice of such automatic conversion shall be given by the Corporation as soon as practicable thereafter by means of a press release and written notice to all holders of Class C Common Stock, and the Secretary of the Corporation shall be instructed to, and shall promptly, request from each holder of Class C Common Stock that each such holder promptly deliver, and each such holder shall promptly deliver, the certificate representing each such share of Class C Common Stock to the Corporation for exchange hereunder, together with instruments of transfer, in form satisfactory to the Corporation and the Transfer Agent, duly executed by such holder or such holder’s duly authorized attorney, and together with transfer tax stamps or funds therefor, if required pursuant to Article FOURTH, Clause (b)(iii)(H) below. The Corporation, shall, upon the written request at any time by ODC or any Wholly Owned Affiliate of ODC, furnish or cause to be furnished to ODC or such Wholly Owned Affiliate a certificate setting forth the Class C Trigger Amount at such time and the calculation required by this Article FOURTH Clause (b)(iii)(D) upon which the then current Class C Trigger Amount was determined. Effective upon a Class C Triggering Event, the term of any then serving Class C Directors shall terminate, and the size of the Board and any committee of the Board on which any such director serves shall be decreased by the number of Class C Directors then serving thereon.”

      3. The amendment of the restated certificate of incorporation herein certified has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

Signed this      day of                               , 200     .

By:

Name:
Title:

APPENDIX B

CERTIFICATE OF AMENDMENT

OF
FOURTH RESTATED CERTIFICATE OF INCORPORATION
OF
AMERICA ONLINE LATIN AMERICA, INC.

      It is hereby certified that:

      1. The name of the corporation (hereinafter called the “Corporation”) is America Online Latin America, Inc.

      2. The Fourth Restated Certificate of Incorporation of the Corporation filed on August 6, 2002 and amended on [                    , 200     ] is hereby further amended by adding the following new Article TWELFTH in its proper numerical order:

“TWELFTH: Upon the effectiveness (the “Effective Date”) of the Certificate of Amendment to the Fourth Restated Certificate of Incorporation containing this sentence, (i) each 2 issued and outstanding shares of Class A Common Stock shall be combined, reclassified and changed into 1 share of Class A Common Stock, (ii) each 2 issued and outstanding shares of Class B Common Stock shall be combined, reclassified and changed into 1 share of Class B Common Stock, and (iii) each 2 issued and outstanding shares of Class C Common Stock shall be combined, reclassified and changed into 1 share of Class C Common Stock; provided, however, in lieu of any fractional interests in such shares of Common Stock to which any stockholder would otherwise be entitled pursuant hereto (taking into account all shares of capital stock owned by such stockholder), such stockholder shall be entitled to receive a cash payment equal to such fractional share multiplied by the closing price of the Class A Common Stock on the Effective Date on The NASDAQ SmallCap Market or the Over-the-Counter Bulletin Board, as applicable.”

      3. The foregoing amendment was adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware.

      4. This Certificate of Amendment shall become effective at 5:00 p.m., eastern time on [                    , 200     ].

Signed this           day of                     , 200     .

By:

Name:
Title:

B-1

APPENDIX C

CERTIFICATE OF AMENDMENT

OF
FOURTH RESTATED CERTIFICATE OF INCORPORATION
OF
AMERICA ONLINE LATIN AMERICA, INC.

      It is hereby certified that:

      1. The name of the corporation (hereinafter called the “Corporation”) is America Online Latin America, Inc.

      2. The Fourth Restated Certificate of Incorporation of the Corporation filed on August 6, 2002 and amended on [                    , 200     ] is hereby further amended by adding the following new Article TWELFTH in its proper numerical order:

“TWELFTH: Upon the effectiveness (the “Effective Date”) of the Certificate of Amendment to the Fourth Restated Certificate of Incorporation containing this sentence, (i) each 3 issued and outstanding shares of Class A Common Stock shall be combined, reclassified and changed into 1 share of Class A Common Stock, (ii) each 3 issued and outstanding shares of Class B Common Stock shall be combined, reclassified and changed into 1 share of Class B Common Stock, and (iii) each 3 issued and outstanding shares of Class C Common Stock shall be combined, reclassified and changed into 1 share of Class C Common Stock; provided, however, in lieu of any fractional interests in such shares of Common Stock to which any stockholder would otherwise be entitled pursuant hereto (taking into account all shares of capital stock owned by such stockholder), such stockholder shall be entitled to receive a cash payment equal to such fractional share multiplied by the closing price of the Class A Common Stock on the Effective Date on The NASDAQ SmallCap Market or the Over-the-Counter Bulletin Board, as applicable.”

      3. The foregoing amendment was adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware.

      4. This Certificate of Amendment shall become effective at 5:00 p.m., eastern time on [                    , 200     ].

Signed this           day of                     , 200     .

By:

Name:
Title:

C-1

APPENDIX D

CERTIFICATE OF AMENDMENT

OF
FOURTH RESTATED CERTIFICATE OF INCORPORATION
OF
AMERICA ONLINE LATIN AMERICA, INC.

      It is hereby certified that:

      1. The name of the corporation (hereinafter called the “Corporation”) is America Online Latin America, Inc.

      2. The Fourth Restated Certificate of Incorporation of the Corporation filed on August 6, 2002 and amended on [                    , 200     ] is hereby further amended by adding the following new Article TWELFTH in its proper numerical order:

“TWELFTH: Upon the effectiveness (the “Effective Date”) of the Certificate of Amendment to the Fourth Restated Certificate of Incorporation containing this sentence, (i) each 5 issued and outstanding shares of Class A Common Stock shall be combined, reclassified and changed into 1 share of Class A Common Stock, (ii) each 5 issued and outstanding shares of Class B Common Stock shall be combined, reclassified and changed into 1 share of Class B Common Stock, and (iii) each 5 issued and outstanding shares of Class C Common Stock shall be combined, reclassified and changed into 1 share of Class C Common Stock; provided, however, in lieu of any fractional interests in such shares of Common Stock to which any stockholder would otherwise be entitled pursuant hereto (taking into account all shares of capital stock owned by such stockholder), such stockholder shall be entitled to receive a cash payment equal to such fractional share multiplied by the closing price of the Class A Common Stock on the Effective Date on The NASDAQ SmallCap Market or the Over-the-Counter Bulletin Board, as applicable.”

      3. The foregoing amendment was adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware.

      4. This Certificate of Amendment shall become effective at 5:00 p.m., eastern time on [                    , 200     ].

Signed this           day of                     , 200     .

By:

Name:
Title:

D-1

APPENDIX E

CERTIFICATE OF AMENDMENT

OF
FOURTH RESTATED CERTIFICATE OF INCORPORATION
OF
AMERICA ONLINE LATIN AMERICA, INC.

      It is hereby certified that:

      1. The name of the corporation (hereinafter called the “Corporation”) is America Online Latin America, Inc.

      2. The Fourth Restated Certificate of Incorporation of the Corporation filed on August 6, 2002 and amended on [                              , 200     ] is hereby further amended by adding the following new Article TWELFTH in its proper numerical order:

“TWELFTH: Upon the effectiveness (the “Effective Date”) of the Certificate of Amendment to the Fourth Restated Certificate of Incorporation containing this sentence, (i) each 7 issued and outstanding shares of Class A Common Stock shall be combined, reclassified and changed into 1 share of Class A Common Stock, (ii) each 7 issued and outstanding shares of Class B Common Stock shall be combined, reclassified and changed into 1 share of Class B Common Stock, and (iii) each 7 issued and outstanding shares of Class C Common Stock shall be combined, reclassified and changed into 1 share of Class C Common Stock; provided, however, in lieu of any fractional interests in such shares of Common Stock to which any stockholder would otherwise be entitled pursuant hereto (taking into account all shares of capital stock owned by such stockholder), such stockholder shall be entitled to receive a cash payment equal to such fractional share multiplied by the closing price of the Class A Common Stock on the Effective Date on The NASDAQ SmallCap Market or the Over-the-Counter Bulletin Board, as applicable.”

      3. The foregoing amendment was adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware.

      4. This Certificate of Amendment shall become effective at 5:00 p.m., eastern time on [                              , 200     ].

Signed this      day of                               , 200     .

By:

Name:
Title:

E-1

APPENDIX F

CERTIFICATE OF AMENDMENT

OF
FOURTH RESTATED CERTIFICATE OF INCORPORATION
OF
AMERICA ONLINE LATIN AMERICA, INC.

      It is hereby certified that:

      1. The name of the corporation (hereinafter called the “Corporation”) is America Online Latin America, Inc.

      2. The Fourth Restated Certificate of Incorporation of the Corporation filed on August 6, 2002 and amended on [                    , 200     ] is hereby further amended by adding the following new Article TWELFTH in its proper numerical order:

“TWELFTH: Upon the effectiveness (the “Effective Date”) of the Certificate of Amendment to the Fourth Restated Certificate of Incorporation containing this sentence, (i) each 10 issued and outstanding shares of Class A Common Stock shall be combined, reclassified and changed into 1 share of Class A Common Stock, (ii) each 10 issued and outstanding shares of Class B Common Stock shall be combined, reclassified and changed into 1 share of Class B Common Stock, and (iii) each 10 issued and outstanding shares of Class C Common Stock shall be combined, reclassified and changed into 1 share of Class C Common Stock; provided, however, in lieu of any fractional interests in such shares of Common Stock to which any stockholder would otherwise be entitled pursuant hereto (taking into account all shares of capital stock owned by such stockholder), such stockholder shall be entitled to receive a cash payment equal to such fractional share multiplied by the closing price of the Class A Common Stock on the Effective Date on The NASDAQ SmallCap Market or the Over-the-Counter Bulletin Board, as applicable.”

      3. The foregoing amendment was adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware.

      4. This Certificate of Amendment shall become effective at 5:00 p.m., eastern time on [                    , 200     ].

Signed this           day of                     , 200     .

By:

Name:
Title:

F-1

APPENDIX G

CERTIFICATE OF AMENDMENT

OF
FOURTH RESTATED CERTIFICATE OF INCORPORATION
OF
AMERICA ONLINE LATIN AMERICA, INC.

      It is hereby certified that:

      1. The name of the corporation (hereinafter called the “Corporation”) is America Online Latin America, Inc.

      2. The Fourth Restated Certificate of Incorporation of the Corporation filed on August 6, 2002 and amended on [                    , 200     ] is hereby further amended by adding the following new Article TWELFTH in its proper numerical order:

“TWELFTH: Upon the effectiveness (the “Effective Date”) of the Certificate of Amendment to the Fourth Restated Certificate of Incorporation containing this sentence, (i) each 15 issued and outstanding shares of Class A Common Stock shall be combined, reclassified and changed into 1 share of Class A Common Stock, (ii) each 15 issued and outstanding shares of Class B Common Stock shall be combined, reclassified and changed into 1 share of Class B Common Stock, and (iii) each 15 issued and outstanding shares of Class C Common Stock shall be combined, reclassified and changed into 1 share of Class C Common Stock; provided, however, in lieu of any fractional interests in such shares of Common Stock to which any stockholder would otherwise be entitled pursuant hereto (taking into account all shares of capital stock owned by such stockholder), such stockholder shall be entitled to receive a cash payment equal to such fractional share multiplied by the closing price of the Class A Common Stock on the Effective Date on The NASDAQ SmallCap Market or the Over-the-Counter Bulletin Board, as applicable.”

      3. The foregoing amendment was adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware.

      4. This Certificate of Amendment shall become effective at 5:00 p.m., eastern time on [                    , 200     ].

Signed this           day of                     , 200     .

By:

Name:
Title:

G-1

AMERICA ONLINE LATIN AMERICA, INC.

SPECIAL MEETING OF STOCKHOLDERS

2:00 P.M., LOCAL TIME

FRIDAY, DECEMBER 20, 2002
AMERICA ONLINE LATIN AMERICA, INC.
6600 NORTH ANDREWS AVENUE
SUITE 500
FT. LAUDERDALE, FLORIDA

ADVANCE REGISTRATION

      Advance registration for the America Online Latin America, Inc. special meeting will make it easier and quicker for you to enter the meeting. Attendance at the special meeting is limited to America Online Latin America, Inc. stockholders, members of their immediate families, or individuals who they have asked to represent them. We reserve the right to limit the number of representatives who may attend the meeting. Stockholders may register at the door on the day of the meeting by showing proof of ownership of America Online Latin America, Inc. shares.

      Whether or not you plan to attend the meeting, you can be sure that your shares are represented at the meeting by promptly voting your shares. If you plan to attend the meeting, please follow the instructions below.

•	If you hold your America Online Latin America, Inc. shares as a stockholder of record, and you plan to attend the special meeting, please follow the advance registration instructions.

•	If your America Online Latin America, Inc. shares are held for you in a brokerage, bank or other institutional account, and you wish to pre-register, please send a special meeting advance registration request to:

Monique H. Skruzny, Vice President — Investor Relations, America Online Latin America, Inc., 6600 North Andrews Avenue, Suite 400, Ft. Lauderdale, FL 33309.

      Please include the following information:

•	Name and complete mailing address

•	Name(s) of family members who will accompany you

•	If you will be naming a representative to attend the meeting on your behalf, name of that person

•	Proof that you own shares (copy of a brokerage or other account statement)

Dear Stockholders:

      Attendance at the America Online Latin America, Inc. special meeting is limited to America Online Latin America, Inc. stockholders, members of their immediate families or their named representatives. We reserve the right to limit the number of guests or representatives who may attend.

ADVANCE REGISTRATION INFORMATION

      Whether or not you plan to attend the meeting, you can be sure that your shares are represented at the meeting by promptly voting your shares. If you plan to attend the meeting, registering in advance will expedite your entry. Please follow the instructions below.

ADVANCE REGISTRATION INSTRUCTIONS

Name

Address

Name of family members who will also attend:

I am an owner of shares in America Online Latin America, Inc.

My representative at the special meeting of stockholders will be:

(admission card will be returned c/o the stockholder)

      Please complete the information requested above and include this portion of the letter when mailing your marked, signed and dated proxy form in the envelope provided.

2035-PSS-02

PROXY

AMERICA ONLINE LATIN AMERICA, INC.

THIS PROXY IS BEING SOLICITED ON BEHALF OF

AMERICA ONLINE LATIN AMERICA, INC.’S
BOARD OF DIRECTORS

      The undersigned, revoking previous proxies relating to these shares, hereby acknowledges receipt of the notice and proxy statement dated November 22, 2002 in connection with a special meeting of stockholders to be held on Friday, December 20, 2002, at 2 p.m., local time, at America Online Latin America, Inc., 6600 North Andrews Avenue, Suite 500, Ft. Lauderdale, Florida and hereby appoints Charles M. Herington, Osvaldo Baños and David A. Bruscino and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the class A common stock of America Online Latin America, Inc. registered in the name provided herein which the undersigned is entitled to vote at the special meeting of stockholders, and at any adjournment or adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in said proxy.

      This proxy, when executed, will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR each of the proposals set forth on the reverse side.

      In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournments thereof.

      See reverse side for all of the proposals. If you wish to vote in accordance with the board of directors’ recommendations, just sign on the reverse side. You need not mark any boxes.

[CONTINUED AND TO BE SIGNED ON REVERSE SIDE]

☒	Please mark

votes as in
this example.

The board of directors recommends a vote FOR proposals 1 and 2(A) through 2(F).

			For	Against	Abstain

1.	Amend the Restated Certificate of Incorporation to reduce the number of shares of B stock and C stock needed to avoid a class B triggering event and class C triggering event.		☐	☐	☐
2.	Amend the Restated Certificate of Incorporation to:
	(A)	effect a 1-for-2 reverse stock split.	☐	☐	☐
	(B)	effect a 1-for-3 reverse stock split.	☐	☐	☐
	(C)	effect a 1-for-5 reverse stock split.	☐	☐	☐
	(D)	effect a 1-for-7 reverse stock split.	☐	☐	☐
	(E)	effect a 1-for-10 reverse stock split.	☐	☐	☐
	(F)	effect a 1-for-15 reverse stock split.	☐	☐	☐

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT ☐

MARK HERE IF YOU PLAN TO ATTEND THE MEETING ☐

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature:	Date:

Signature:	Date: